UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 5, 2024
Date of Report (Date of earliest event reported)
Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	98-0374481
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 4.55% Series G preferred share	ACGLN	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01    Entry into a Material Definitive Agreement.
Master Transaction Agreement
On April 5, 2024, Arch Capital Group Ltd. (“Buyer”) entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with Allianz Global Risks US Insurance Company, an Illinois insurance company (“Seller”) and Arch Capital Group (U.S.) Inc., a Delaware corporation, solely for purposes of Section 5.25 and Article X of the Master Transaction Agreement, pursuant to which, upon the terms and subject to the conditions of the Master Transaction Agreement, Buyer agreed to acquire Seller’s U.S Middle Market Property & Casualty Insurance and U.S. Entertainment Property and Casualty Insurance Business written by Fireman’s Fund Insurance Company and its subsidiaries (the “Business Entities”), in each case, relating to relevant policies with accident years 2016 and onwards (collectively, the “Business”), including: (i) the acquisition of certain assets of Seller and its subsidiaries related to the Business, (ii) the entry into a loss portfolio reinsurance agreement with an affiliate of Seller pursuant to which Arch Reinsurance Ltd., an affiliate of Buyer, as reinsurer, will provide loss portfolio reinsurance coverage with respect to the Business, and (iii) the entry into a new business reinsurance agreement with Fireman’s Fund Insurance Company, an affiliate of Seller, pursuant to which the Business Entities will, for a transitional period following closing, write policies on behalf of Arch Insurance Company, an affiliate of Buyer, which will reinsure such policies and certain other policies written by the Business Entities.
As aggregate consideration for the transactions contemplated by the Master Transaction Agreement, Buyer will assume certain liabilities and will pay to Seller a base purchase price equal to $450 million, on the terms and subject to the conditions set forth in the Master Transaction Agreement.
The Master Transaction Agreement contains customary representations, warranties, indemnification rights and obligations and termination rights of Seller and Buyer.
The Master Transaction Agreement also contains customary covenants of Seller, including, among others, Seller’s covenant to operate the Business in the ordinary course of business consistent with past practice between the execution of the Master Transaction Agreement and the closing of the transactions contemplated thereby and certain restrictive covenants related to the Business after the closing date, in each case, subject to certain exceptions as described in the Master Transaction Agreement.
The Master Transaction Agreement contains certain covenants of Buyer, including, among others, making certain employment offers, effective as of immediately following the closing date, to specified employees of Seller and its affiliates.
Subject to the terms and conditions of the Master Transaction Agreement, Seller may elect to pursue a division of the Business Entities following closing. If such election is made, then Buyer would acquire the divided Business Entities and the related permits in connection with the division, subject to and in accordance with the terms and conditions of (i) the Master Transaction Agreement, (ii) the Stock Purchase Agreement to be executed in connection with such transactions, including an agreed upon schedule of assets and liabilities, and (iii) customary closing conditions (including regulatory approval).

The transaction contemplated by the Master Transaction Agreement, which is currently expected to close in the second half of 2024, is subject to certain closing conditions, including, among others, (i) receipt of insurance regulatory approvals and (ii) the satisfaction of the closing deliverables under the Master Transaction Agreement.
The representations, warranties and covenants contained in the Master Transaction Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Master Transaction Agreement; (ii) have been qualified, in the case of Seller to confidential disclosures made to the other parties in the disclosure letter delivered in connection with the Master Transaction Agreement; (iii) are subject to materiality qualifications contained in the Master Transaction Agreement, which may differ from what may be viewed as material by investors; (iv) were made only as of the date of the Master Transaction Agreement or, with respect to certain representations, in the event the closing occurs, as of the date of the closing, or such other date as is specified in the Master Transaction Agreement; and (v) have been included in the Master Transaction Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Master Transaction Agreement is included with this filing only to provide investors with information regarding the terms of the Master Transaction Agreement, and not to provide investors with any other factual information regarding Seller, Buyer or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Seller, Buyer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Master Transaction Agreement, which subsequent information may or may not be fully reflected in the Buyer’s public disclosures. The Master Transaction Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Buyer that is or will be contained in, or incorporated by reference into, Buyer’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents that Buyer files with the SEC.

The foregoing description of the Master Transaction Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Master Transaction Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.
ITEM 7.01    Other events.
On April 5, 2024, Arch Capital Group Ltd. issued a press release announcing the execution of the Master Transaction Agreement and the related transactions described above in Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On April 5, 2024, Arch Capital Group Ltd. posted a slide presentation regarding the Master Transaction Agreement and the related transactions described above in Item 1.01 to its website at https://ir.archgroup.com/news-events-presentations/presentations/default.aspx. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ITEM 9.01    Financial Statements and Exhibits.
(d):     The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
10.1	Master Transaction Agreement, dated as of April 5, 2024, by and between Allianz Global Risks US Insurance Company and Arch Capital Group Ltd.*

99.1	Press Release issued by Arch Capital Group Ltd. on April 5, 2024.

99.2	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain provisions, exhibits and schedules have been omitted, and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted items upon request.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward−looking statements. This Form 8-K or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward−looking statements, which reflect Arch Capital Group Ltd.’s current views with respect to future events and financial performance. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the factors identified in our other filings with the U.S. Securities and Exchange Commission (“SEC”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: April 5, 2024	By:	/s/ François Morin
		Name:	François Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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